Exhibit 10.61

Prepared by:	McGuireWoods LLP
Tax Map Parcel No.	047-2-01-0070A
TERMINATION OF LEASE AGREEMENT
     THIS TERMINATION OF LEASE AGREEMENT is dated as of 13 December 2007, between SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership (“Lessor”), and PAUL J. KLASSEN and TERESA M. KLASSEN (collectively “Lessee”), and recites:
RECITALS:
     Lessor and Lessee were parties to a certain Ground Lease or Lease Agreement dated June 7, 1994 covering certain real estate in Fairfax County, Virginia and recorded in the Clerk’s Office of the Circuit Court of Fairfax County, Virginia in Deed Book 9147 at page 1747 (the “Lease”). The parties desire and intend to reflect of record the termination of the Lease.
TERMINATION:
     NOW THEREFORE, in consideration of the foregoing premises, the undersigned agree that the Lease is terminated as of no further force and effect as of 15 December, 2007, and Lessee has no further right, title or interest in the “Premises” leased thereunder.
     WITNESS the following signatures.

SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, by its General Partner: SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation
By:	/s/ William D. Shields
Title: Vice President

STATE OF VIRGINIA:
CITY/COUNTY OF FAIRFAX:
     The foregoing instrument was acknowledged before me this 13th day of December, 2007, by William D. Shields as Vice President of SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation, on behalf of the corporation as General Partner on behalf of SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership.
     My commission expires: 11/30/2010

/s/ Helen A. Wilson
Notary Public
Print Name: Helen A. Wilson Registration No.: 313047

/s/ Paul J. Klaassen
Paul J. Klassen

/s/ Teresa M. Klaassen
Teresa M. Klassen

STATE OF VIRGINIA:
COUNTY OF FAIRFAX:
The foregoing instrument was acknowledged before me this 13th day of December, 2007, by PAUL J. KLASSEN.
     My commission expires: 11/30/2010

/s/ Helen A. Wilson
Notary Public
Print Name: Helen A. Wilson Registration No.: 313047

STATE OF VIRGINIA:
COUNTY OF FAIRFAX:
     The foregoing instrument was acknowledged before me this 13 th day of December, 2007, by TERESA M. KLASSEN.
     My commission expires:11/30/2010

/s/ Helen A. Wilson
Notary Public
Print Name: Helen A. Wilson Registration No.: 313047

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